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                                                                    EXHIBIT 99.4

PROXY

                       [BERGEN BRUNSWIG CORPORATION LOGO]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING
          OF SHAREHOLDERS _________, 2001 at ________[a.m.] local time

The undersigned hereby appoints Robert E. Martini, James R. Mellor and Charles
J. Lee and each of them, attorneys and proxies, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Special
Meeting of Shareholders of Bergen Brunswig Corporation to be held on _____, 2001, at _____ [a.m.] local time, and any postponements or adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Special Meeting of Bergen Brunswig Corporation Shareholders and the joint proxy statement-prospectus dated _____, 2001, both of which have been received by the undersigned, and upon all such other matters that may properly be brought before the meeting, as to which the undersigned hereby confers discretionary authority to vote upon said proxies. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN;
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 ON THE
REVERSE SIDE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED WITH
DISCRETIONARY AUTHORITY PURSUANT TO ITEM 3 ON ALL OTHER MATTERS THAT THE BOARD
OF DIRECTORS OF BERGEN BRUNSWIG CORPORATION DO NOT KNOW, A REASONABLE TIME
BEFORE THE SOLICITATION, ARE TO BE PRESENTED AT THE SPECIAL MEETING OR ANY
POSTPONEMENT OR ADJOURNMENT THEREOF.

      (THIS PROXY CARD CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)

    COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE


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                                                              Please mark   ___
                                                              your vote as | X |
                                                              indicated in |___|
                                                              this example

This proxy when properly executed will be voted in the manner directed herein.
If no direction is made this proxy will be voted FOR Item 1 and Item 2 below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1 AND ITEM 2 BELOW.
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
                                                                        FOR   AGAINST  ABSTAIN
ITEM 1. Proposal by the Board of Directors to approve and adopt the
Agreement and Plan of Merger, dated as of March 16, 2001, among         [ ]     [ ]      [ ]
AmeriSource Health Corporation, Bergen Brunswig Corporation, AABB
Corporation, A-Sub Acquisition Corp. and B-Sub Acquisition Corp.
Approval and adoption of the merger agreement will also constitute approval of the merger and the other transactions contemplated by the merger agreement.

ITEM 2. Proposal to adjourn the Special Meeting, if necessary, to
permit further solicitation of proxies in the event there are not       [ ]     [ ]      [ ]
sufficient votes at the time of the Special Meeting to approve
Item 1.

ITEM 3. This proxy when properly executed will be voted with discretionary authority on all other matters that the Board of Directors do not know, a reasonable time before the solicitation, are to be presented at the Special Meeting or any postponement or adjournment thereof.


                                             ___  PLEASE SIGN THIS PROXY AND RETURN IT PROMPTLY WHETHER
                                               |  OR NOT YOU EXPECT TO ATTEND THIS MEETING. YOU MAY NEV-
                                               |  ERTHELESS VOTE IN PERSON IF YOU DO ATTEND.

                                                             MARK HERE FOR ADDRESS
                                                             CHANGE AND NOTE AT RIGHT    [ ]


Signature(s) _____________________________________________________________________________________________ Date _________, 2001

Note: Please sign exactly as your name appears hereon. Give full title if an Attorney, Executor, Administrator, Trustee, Guardian,
      etc. For an account in the name of two or more persons, each should sign. If a Corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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          YOUR VOTE IS IMPORTANT! -- YOU CAN VOTE IN ONE OF TWO WAYS:
                               VOTE BY TELEPHONE
                      IT'S FAST, CONVENIENT AND IMMEDIATE!

1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day--7 days a week.

     There is NO CHARGE to you for this call. Have your proxy card in hand.

     You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.


     OPTION #1: To vote as the Board of Directors recommends on Items 1 and 2, Press 1.


     When asked, please confirm your vote by Pressing 1.


     OPTION #2: If you choose to vote on Item 1 and Item 2 separately, press 0. You will hear these instructions:

     Item 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

     When asked, please confirm your vote by Pressing 1.

     Item 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

     When asked, please confirm your vote by Pressing 1.


                                       or
                                       --

2. TO VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

     NOTE: If you vote by telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card.


                                                         Your Control Number is:
                                                         ______________________
                                                        |                      |
                                                        |                      |
            THANK YOU FOR VOTING.                        ______________________